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                                                                      Exhibit 23

                    Consent Of Independent Public Accountants


         We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-91957, and 333-46976) and in the Registration Statement on Form S-8 (No. 333-93435) of NexMed, Inc. of our report dated February 15, 2002 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
March 28, 2002